UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO  44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events
On May 29, 2013, Associated Estates Realty Corporation (the “Company”) entered into (a) Forward Sale Agreements with Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (collectively the "Forward Purchasers"), and (b) an Underwriting Agreement with the Forward Purchasers, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the forward issuance and sale of 6,500,000 common shares of the Company at a public offering price of $17.25 per share. The Company granted the Underwriters a 30-day option to purchase up to an additional 975,000 of its common shares. The Forward Purchasers are expected to borrow and sell 6,500,000 common shares of the Company in aggregate. Pursuant to the terms of the Forward Sale Agreements, and subject to its right to elect cash or net share settlement, the Company intends to sell, upon physical settlement of such Forward Sale Agreements, an aggregate of 6,500,000 of its common shares to the Forward Purchasers. If the option is exercised, the number of common shares underlying the Forward Sale Agreements is expected to be increased in respect of the number of common shares that are subject to the exercise of the option.
Settlement of the Forward Sale Agreements will occur on or about October 1, 2013.
This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement on Form S-3 (File No. 333-187885).
The Underwriting Agreement and the Forward Sale Agreements are filed as Exhibits hereto, and the description of the material terms of the Underwriting Agreement and the Forward Sale Agreements is qualified in its entirety by reference to such Exhibits.

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits	Description

1.1
Underwriting Agreement, dated May 29, 2013, by and among the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named in Schedule II thereto.

1.2	Confirmation of Forward Sale Transaction, dated May 29, 2013, by and among the Company and Citibank, N.A.

1.3	Confirmation of Forward Sale Transaction, dated May 29, 2013, by and among the Company and Bank of America, N.A.

1.4	Confirmation of Forward Sale Transaction, dated May 29, 2013, by and among the Company and Wells Fargo Securities, LLC

5.1	Opinion of Baker & Hostetler LLP with respect to the legality of the shares.

23.1	Consent of Baker & Hostetler LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

June 3, 2013	/s/ Lou Fatica
Lou Fatica, Vice President
Chief Financial Officer and Treasurer

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